Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2023
Accrued Expenses and Other Current Liabilities [Abstract]
Accrued expenses and other current liabilities

Note 11 – Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	December 31, 2023	December 31, 2022

Customer security deposits (a)	$166,914	$736,939
Payroll payable	542,372	279,152
Other payables	72,762	89,150
Total	$782,048	$1,105,241

a.	A majority of customer security deposits are from distributors who make bulk purchases from the Company. The Company offers these customers favorable pricing but requires each of these customers to maintain a certain amount of security deposit to be a sales distributor. The deposits are interest-free and shall be returned to those customers when customers terminate their distribution relationship with the Company.